Exhibit 10.38

FIRST AMENDMENT TO OFFICE LEASE

     This First Amendment to Office Lease (this “First Amendment”) is made and entered into as of March 3, 2004, by and between PLAYA VISTA – WATER’S EDGE, LLC, a Delaware limited liability company (“Landlord”), and ELECTRONIC ARTS INC., a Delaware corporation (“Tenant”).

RECITALS:

     A. Landlord and Tenant entered into that certain Office Lease, dated July 31, 2003 (the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain space (the “Premises”) located at 5510 and 5570 Lincoln Boulevard, Los Angeles, California.

     B. Landlord and Tenant desire to amend the Lease, on the terms and conditions set forth in this First Amendment.

     C. Except as otherwise provided herein, all capitalized terms used herein shall have the same meanings given such terms in the Lease.

AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1. Tenant’s Additional Construction Obligations.

          1.1 In General. Subject to the terms of this First Amendment, Tenant shall (i) construct the Surface Parking Lot and the loading dock to service the Project pursuant to the plans prepared by HLW International LLP, Site/Courtyard Package 5, Bulletin Number 1, dated January 30, 2004 (the “Approved Plans”), and (ii) remove and dispose of the temporary power poles located on the Field and the area in which the Surface Parking Lot is to be constructed (such obligations to be referred to herein collectively as “Tenant’s Additional Construction Obligations”). Except as otherwise set forth in this Section 1, all of the terms of the Tenant Work Letter applicable to the Tenant Improvements shall be applicable Tenant’s Additional Construction Obligations, including without limitation, causing such construction to comply with all Applicable Laws; provided, however, that, notwithstanding anything in the Tenant Work Letter or anything contained herein to the contrary, in no event shall Tenant make any changes to the Approved Plans with respect to Tenant’s Additional Construction Obligations without the approval of Landlord, which approval Landlord shall not be unreasonably withheld and shall be granted or denied within five (5) business days following Tenant’s request therefor. In addition, Tenant shall be responsible for obtaining all approvals or consents required by the Underlying Documents with respect to Tenant’s Additional Construction Obligations. In no event shall the Tenant Improvement Allowance or the Common Area Allowance be modified as a result of Tenant’s Additional Construction Obligations, provided that Landlord shall have the obligation to reimburse Tenant for the cost of

Tenant’s Additional Construction Obligations, subject to and in accordance with the terms of Section 1.4 of this First Amendment. Tenant shall complete Tenant’s Additional Construction Obligations so that such improvements, when completed, shall be in good condition and working order and free of defects.

          1.2 Surface Parking Lot. Tenant shall, subject to Force Majeure Delays, complete the Surface Parking Lot in accordance with the terms hereof on or prior to April 1, 2004. Until such time as the Surface Parking Lot is complete, notwithstanding anything in the Lease to the contrary, (i) Landlord shall have no obligation to provide more parking than the Existing Parking Garage can reasonably accommodate (including through use of valets and aisle stacking (which shall be paid for by Landlord or Tenant, as the case may be, in accordance with the terms of the Lease), (ii) the Aisle Parking Cap shall not be applicable, and (iii) all tenant parking (including employee, visitor, sublease and construction parking) and the Playa Vista Visitor Center parking required to be provided pursuant to the Underlying Documents shall be located in the Existing Parking Garage. Notwithstanding anything to the contrary set forth herein, Tenant shall be permitted to designate commercially reasonably areas for the parking of non-Tenant vehicles.

          1.3 Loading Dock and Temporary Power Poles. Subject to Applicable Laws, Tenant shall be permitted to construct the loading dock and to remove the temporary power poles at any time desired by Tenant during Tenant’s initial construction of the Tenant Improvements and Common Area Improvements. Tenant shall be responsible for obtaining all approvals and/or consents required by the Underlying Documents with respect to the foregoing work. The terms of Section 28.6 of the Lease shall remain applicable to parking spaces lost in connection with the loading dock, notwithstanding that the loading dock shall be constructed by Tenant pursuant to the terms of this First Amendment.

          1.4 Landlord’s Payment for Tenant’s Additional Construction Obligations. Landlord hereby acknowledges and agrees that the Contractor shall be responsible for the construction of Tenant’s Additional Construction Obligations. Landlord shall not have the right to approve the contract with Contractor with respect to Tenant’s Additional Construction Obligations, provided that such contract is commercially reasonable, is in written form signed by the parties, and contains commercially reasonable indemnification and insurance requirements (naming Landlord as additional insured/indemnitee) and contains commercially reasonable warranties and guarantees relating to Tenant’s Additional Construction Obligations. Contractor shall competitively bid the Tenant’s Additional Construction Obligations as part of Tenant’s Common Area Improvements (in accordance with the bidding process described below), and the lowest bidders (after reasonable adjustment for inconsistent qualifications, clarifications and exclusions, as reasonably approved by Landlord, is made) shall be selected. Landlord and Tenant shall mutually and reasonably agree upon the segregation of the costs of the Tenant’s Additional Construction Obligations from the costs of the Common Area Improvements, and, if applicable, the Tenant Improvements. Subject to the foregoing, Landlord shall reimburse Tenant for the entire cost of permitting, design and construction of the Tenant’s Additional Construction Obligations, subject to and substantially in accordance with the terms and procedures set forth in Section 2.2.2 of the Tenant Work Letter (with the words “Tenant’s Additional Construction Obligations” being substituted for the words “Tenant Improvements”); provided, however, that Landlord hereby agrees that, other than actual permitting, design and construction costs for Tenant’s Additional Construction Obligations, Landlord shall not be charged any additional amounts other than the “Stipulated Fees and Reimbursements,” as that term is defined, below, in connection with Tenant’s Additional Construction Obligations. Tenant agrees to cause the Contractor to solicit bids from not less than three (3) qualified, reputable and appropriately licensed subcontractors with respect to each trade comprising a portion of Tenant’s Additional Construction Obligations. For purposes of this First Amendment, the “Stipulated Fees and Reimbursements” equal (i) with respect to Contractor, an amount equal to $36,748.00, and (ii) with respect to Tenant’s construction project manager (Aurora Development Corp.), an amount equal to $20,181.21.

          1.5 Assignment of Guaranties and Warranties. Upon the completion of Tenant’s Additional Construction Obligations, Tenant shall assign to Landlord all guaranties and warranties by Contractor and/or any subcontractor relating to Tenant’s Additional Construction Obligations. In addition, to the extent necessary, at Landlord’s request, Tenant shall use commercially reasonable effects to assist Landlord in the enforcement of such guaranties and warranties.

     2. Grease Interceptor. Landlord hereby agrees that, subject to the terms of the Tenant Work Letter (including, without limitation, Landlord’s approval of all plans and specifications in accordance with the terms of the Tenant Work Letter), as part of the Tenant Improvements, Tenant shall be permitted to construct a grease interceptor to service Tenant’s kitchen facilities within the Premises (the “Grease Interceptor”) in the location set forth on Exhibit A, attached hereto. Tenant shall be responsible for all repairs, maintenance, compliance with laws and other obligations with respect to the Grease Interceptor as are applicable to the Tenant Improvements, notwithstanding the location of the Grease Interceptor outside of the Premises, and Tenant’s indemnity, as set forth in Section 10.1 of the Lease, shall be applicable with respect to any Claims related to or connected with the Grease Interceptor. Notwithstanding anything contained in the Lease or this Section 2 to the contrary, Tenant hereby agrees that, to the extent required by Landlord in connection with the construction of the Building 3 Project, or any portion thereof, prior to such date as Landlord shall reasonably designate to avoid delay of the construction of the Building 3 Project, or any portion thereof, Tenant shall remove the Grease Interceptor (and restore any affected area of the Project to the condition existing prior to Tenant’s installation of the Grease Interceptor) and install the same in an alternative location mutually and reasonably agreed upon by Landlord and Tenant (subject to the terms of the Lease, including, without limitation, Article 8 of the Lease). In the event that the Grease Interceptor shall eliminate any parking spaces at the Project, (i) all such parking spaces shall be deemed parking spaces provided to and used by Tenant pursuant to the terms of the Lease, (ii) the Aisle Parking Cap shall be increased by the number of parking spaces so eliminated, and (iii) Tenant shall be required to pay the parking charge calculated pursuant to the terms of Article 28 of the Lease with respect to such eliminated parking spaces.

     3. Construction of Building 3; Relocation of Loading Dock. Landlord shall have the right to relocate the loading dock servicing the Project as initially constructed by Tenant in accordance with the terms hereof, at Landlord’s sole cost and expense, at such time, if applicable, that Building 3 is constructed, to a location mutually and reasonably agreed upon by Landlord and Tenant which does not materially interfere with the Field. Any such loading dock shall be constructed in accordance with plans and specifications prepared by Landlord.

     4. Lease Commencement Date and Lease Expiration Date. Landlord and Tenant hereby acknowledge and agree that the Lease Commencement Date occurred as of October 1, 2003,

and, notwithstanding anything in Section 7.3 of the Summary to the contrary, the Lease Expiration Date shall occur as of September 30, 2013.

     5. Rent.

          5.1 Base Rent.

               5.1.1 Summary of Basic Lease Information. Landlord and Tenant hereby acknowledge and agree that the Section 8 of the Summary is hereby deleted in its entirety and is replaced with Exhibit B, attached hereto.

               5.1.2 Base Rent Schedule. Landlord and Tenant hereby acknowledge and agree that, provided that no Commencement Date Delay(s) occurs under Section 5 of the Tenant Work Letter that, pursuant to such Section 5, would serve to extend or delay any Tranche Rent Commencement Date, the schedule of Base Rent payable by Tenant under the Lease shall be as set forth on Exhibit C, attached hereto, which amounts shall be due and payable in accordance with the terms of the Lease.

          5.2 Tenant’s Payment of Variable Operating Expenses. Landlord and Tenant hereby acknowledge and agree that, notwithstanding that Tenant’s Share shall be less than 100% prior to the Tranche Rent Commencement Date for Tranche 4, within thirty (30) days of billing, Tenant shall pay to Landlord, as Additional Rent, an amount equal to all variable Operating Expenses, such components of variable Operating Expenses to be determined in accordance with sound real estate management and accounting practices consistently applied. This Section 5.2 is not intended to be duplicative of Section 2.1.4 of the Lease, but is instead intended to set forth and/or clarify that Tenant is at all times liable for all variable Operating Expenses incurred at the Project.

          5.3 Storage Rent. The schedule of Storage Rent, as set forth in Section 29.36 of the Lease, is hereby deleted and is replaced with the following:

“Period of Lease Term	Monthly Storage Rent
9/1/05-8/31/06 9/1/06-8/31/07 9/1/07-8/31/08 9/1/08-8/31/09 9/1/09-8/31/10 9/1/10-8/31/11 9/1/11-8/31/12 9/1/12-8/31/13 9/1/13-9/30/13	$289.45 $299.00 $308.87 $319.06 $329.59 $340.46 $351.70 $363.31 $375.30”

     6. Lease Year Definition. Landlord and Tenant hereby acknowledge and agree that the seventh sentence (7th) of Section 2.1.1 of the Lease is hereby deleted in its entirely and is replaced with the following:

          “For purposes of this Lease, the term ‘Lease Year’ shall mean each consecutive twelve (12) month period during the Lease Term, provided that (a) for purposes of determining the Base Rent due under Section 8 of the Summary with respect to all Tranches other than Tranche 1, the term ‘Lease Year’ shall mean each period commencing as of September 1 and continuing through and including the next occurring August 31 which occurs during the Lease Term, with the first such Lease Year commencing as of September 1, 2003, and (b) the last Lease Year in all instances shall end on the Lease Expiration Date.”

In no event shall the foregoing alter or modify the terms of Section 5.1, above.

     7. Other Miscellaneous Lease Changes.

          7.1 Tranche 1 Part B RSF Transition Date. In the last line of Section 9 of the Summary, the words “Tranche Part B RSF Transition Date” are deleted and are hereby replaced with the words “Tranche 1 Part B RSF Transition Date”.

          7.2 Proposition 8 Reductions. Landlord and Tenant hereby acknowledge and agree that Section 4.7 of the Lease shall be applicable only to the extent Landlord fails to fulfill its obligations set forth in the second (2nd) sentence of Section 4.2.4.2. The following is added following the third (3rd) sentence of Section 4.2.4.2: “The reasonable out-of-pocket costs to pursue Proposition 8 reductions hereunder shall be paid by Landlord and included in Tax Expenses in the Expense Year such expenses are paid.”

          7.3 Underlying Documents. The thirteenth (13th) sentence of Article 5 is hereby deleted and is replaced with the following:

               “To the extent the Underlying Documents are so created or amended pursuant to the terms of this Article 5 and Tenant does not have the right to disapprove such Underlying Documents in accordance with this Article 5, Tenant, upon request by Landlord, will execute an agreement substantially in the form of Exhibit K, attached hereto and incorporated herein by this reference, evidencing Tenant’s subordination to any such amendment or newly created document within thirty (30) business days following request by Landlord.”

          7.4 Subleases of Tenant. The first sentence of Section 19.3 of the Lease is hereby deleted and is replaced with the following:

               “If Landlord elects to terminate this Lease, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements.”

          7.5 Notices. Landlord and Tenant hereby acknowledge and agree that word “mailed” in the second (2nd) sentence of Section 29.14 of the Lease is hereby deleted and is replaced with the following: “delivered or delivery is rejected with respect to items mailed”. In addition, for purposes of Section 29.14, personal delivery shall be deemed to include delivery by a nationally recognized overnight courier.

     8. Deletions. Sections 1.3 (Loading Dock), 1.4 (Temporary Power Poles), and 1.5 (Surface Parking Lot) of the Tenant Work Letter attached to the Lease as Exhibit D are hereby deleted in their entirety and are of no further force or effect.

     9. No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this First Amendment.

     10. Counterparts. This First Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this First Amendment, and all such counterparts together shall constitute one and the same First Amendment.

     11. Conflict. In the event of any conflict between the Lease and this First Amendment, this First Amendment shall prevail. Except as explicitly set forth in this First Amendment, all of the terms and provisions of the Lease shall be and remain in full force and effect.

     IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the date first set forth above.

“LANDLORD”:

PLAYA VISTA – WATER’S EDGE, LLC,
a Delaware limited liability company

By:	CA-Playa Vista Water’s Edge Limited Partnership,
a Delaware limited partnership,
its Co-Manager

	By:	EOM GP, L.L.C.,
a Delaware limited liability company,
its general partner

		By:	Equity Office Management, L.L.C.,
a Delaware limited liability company,
its non-member manager

By: /s/ Frank R. Campbell

Name: Frank R. Campbell

Title: Vice President

By:	Maguire Partners – PV Investor Partnership, L.P.,
a California limited partnership,
its Co-Manager

	By:	Maguire Partners – PV IP GP, LLC,
a California limited liability company,
its general partner

		By:	Maguire Partners SCS, Inc.,
a California corporation,
its Manager

By: /s/ Richard I. Gilchrist

Name: Richard I. Gilchrist

Title: Co-CEO and President

“TENANT”:

ELECTRONIC ARTS INC., a Delaware corporation

By:	/s/ John Batter

Its:	Vice President, Group General Manager

By:

Its:

EXHIBIT A

LOCATION OF GREASE INTERCEPTOR

EXHIBIT A

EXHIBIT B

LEASE SUMMARY SECTION 8

8.	Base Rent (Article 3):

Tranche 1 Part A:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot
1	$812,406.00	$67,700.50	$17.40
2	$857,695.30	$71,474.61	$18.37
3	$904,385.30	$75,365.44	$19.37
4	$952,942.90	$79,411.91	$20.41
5	$1,002,901.20	$83,575.10	$21.48
6	$1,054,260.20	$87,855.02	$22.58
7	$1,107,486.80	$92,290.57	$23.72
8	$1,162,581.00	$96,881.75	$24.90
9	$1,219,542.80	$101,628.57	$26.12
10	$1,278,372.20	$106,531.02	$27.38

     Tranche 1 Part B**:

	Annual Base	Monthly Installment
Lease Year	Rent	of Base Rent
1	$395,550.48	$32,962.54
2	$395,550.48	$32,962.54
3	$410,544.48	$34,212.04
4	$425,538.36	$35,461.53
5	$425,538.36	$35,461.53

EXHIBIT B

	Annual Base	Monthly Installment
Lease Year	Rent	of Base Rent
6	$440,865.24	$36,738.77
7	$440,865.24	$36,738.77
8	$456,445.56	$38,037.13
9	$472,025.88	$39,335.49
10	$472,025.88	$39,335.49

**	Notwithstanding the foregoing or anything in this Lease to the contrary, (i) Tenant shall be entitled to a credit against the monthly Base Rent due for Tranche 1 Part B in the amount of $29,795.65 (prorated for any partial months) for each month during the Lease Term occurring prior to (but not including) January, 2004, (ii) Tenant shall be entitled to a credit against the monthly Base Rent due for Tranche 1 Part B in the amount of $12,000.00 for each month commencing as of January, 2004 and continuing through and including June, 2004, and (iii) Tenant shall be entitled to a credit against the monthly Base Rent due for Tranche 1 Part B for the twelfth (12th) and twenty-fourth (24th) full calendar months of the Lease Term applicable to Tenant’s lease of Tranche 1 Part B in the amount of $29,795.65 for each such month.

     Tranche 2:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot
1	$1,001,700.60	$83,475.05	$17.40
2	$1,057,542.53	$88,128.54	$18.37
3	$1,115,111.53	$92,925.96	$19.37
4	$1,174,983.29	$97,915.27	$20.41
5	$1,236,582.12	$103,048.51	$21.48
6	$1,299,908.02	$108,325.67	$22.58
7	$1,365,536.68	$113,794.72	$23.72
8	$1,433,468.10	$119,455.68	$24.90
9	$1,503,702.28	$125,308.52	$26.12
10	$1,576,239.22	$131,353.27	$27.38
11*	$1,652,277.00	$137,689.75	$28.70

EXHIBIT B

     Tranche 3:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot
1	N/A	N/A	N/A
2	$861,534.63	$71,794.55	$18.37
3	$908,433.63	$75,702.80	$19.37
4	$957,208.59	$79,767.38	$20.41
5	$1,007,390.52	$83,949.21	$21.48
6	$1,058,979.42	$88,248.29	$22.58
7	$1,112,444.28	$92,703.69	$23.72
8	$1,167,785.10	$97,315.43	$24.90
9	$1,225,001.88	$102,083.49	$26.12
10	$1,284,094.62	$107,007.89	$27.38
11*	$1,346,039.40	$112,169.95	$28.70

     Tranche 4 Part A:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot
1	N/A	N/A	N/A
2	N/A	N/A	N/A
3	$908,898.51	$75,741.54	$19.37
4	$957,698.43	$79,808.20	$20.41
5	$1,007,906.04	$83,992.17	$21.48
6	$1,059,521.34	$88,293.45	$22.58
7	$1,113,013.56	$92,751.13	$23.72

EXHIBIT B

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot
8	$1,168,382.70	$97,365.23	$24.90
9	$1,225,628.76	$102,135.73	$26.12
10	$1,284,751.74	$107,062.65	$27.38
11*	$1,346,728.20	$112,227.35	$28.70

     Tranche 4 Part B:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot
1	N/A	N/A	N/A
2	N/A	N/A	N/A
3	$506,118.73	$42,176.56	$19.37
4	$533,292.89	$44,441.07	$20.41
5	$561,250.92	$46,770.91	$21.48
6	$589,992.82	$49,166.07	$22.58
7	$619,779.88	$51,648.32	$23.72
8	$650,612.10	$54,217.68	$24.90
9	$682,489.48	$56,874.12	$26.12
10	$715,412.02	$59,617.67	$27.38
11*	$749,923.44	$62,493.62	$28.70

Tenant shall be required to pay “Early Rent,” as that term is defined in Section 2.1.2 of this Lease, with respect to Tranche 2, Tranche 3 and Tranche 4 as and to the extent provided for in Section 2.1.2 of this Lease.

*	11th Lease Year ends on Lease Expiration Date.

EXHIBIT B

EXHIBIT C

BASE RENT SCHEDULE

		Lease Name:	Traunch 1-A		Traunch 1-B		Traunch 2	Traunch 3
		Space location:	Bldg 2-4th		Playa Capital		Bldg 1	Bldg 2-3rd

		RSF:	46,690		(see below left)		57,569	46,899

1	October-03	$1.450	$67,700.50	19,223	$3,166.89	$1.450	$0.00	$0.00
2	November-03	$1.450	$67,700.50	19,223	$3,166.89	$1.450	$0.00	$0.00
3	December-03	$1.450	$67,700.50	19,223	$3,166.89	$1.450	$0.00	$0.00

4	January-04	$1.450	$67,700.50	19,223	$20,962.54	$1.450	$0.00	$0.00
5	February-04	$1.450	$67,700.50	19,223	$20,962.54	$1.450	$0.00	$0.00
6	March-04	$1.450	$67,700.50	19,223	$20,962.54	$1.450	$83,475.05	$0.00
7	April-04	$1.450	$67,700.50	19,223	$20,962.54	$1.450	$83,475.05	$0.00
8	May-04	$1.450	$67,700.50	19,223	$20,962.54	$1.450	$83,475.05	$0.00
9	June-04	$1.450	$67,700.50	19,223	$20,962.54	$1.450	$83,475.05	$0.00
10	July-04	$1.450	$67,700.50	19,223	$32,962.54	$1.450	$83,475.05	$0.00
11	August-04	$1.450	$67,700.50	19,223	$32,962.54	$1.450	$83,475.05	$0.00

12	September-04	$1.450	$67,700.50	19,223	$3,166.89	$1.531	$88,128.54	$71,794.55

13	October-04	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
14	November-04	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
15	December-04	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55

16	January-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
17	February-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
18	March-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
19	April-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
20	May-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
21	June-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
22	July-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55
23	August-05	$1.531	$71,474.61	19,223	$32,962.54	$1.531	$88,128.54	$71,941.55

24	September-05	$1.531	$71,474.61	19,223	$3,166.89	$1.614	$92,925.96	$75,702.80

25	October-05	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
26	November-05	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
27	December-05	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80

28	January-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
29	February-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
30	March-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
31	April-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
32	May-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
33	June-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
34	July-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80
35	August-06	$1.614	$75,365.44	19,223	$34,212.04	$1.614	$92,925.96	$75,702.80

36	September-06	$1.614	$75,365.44	19,223	$34,212.04	$1.701	$97,915.27	$79,767.38

37	October-06	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
38	November-06	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
39	December-06	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38

40	January-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
41	February-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
42	March-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
43	April-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
44	May-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
45	June-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
46	July-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38
47	August-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$67,915.27	$79,767.38

48	September-07	$1.701	$79,411.91	19,223	$35,461.53	$1.701	$103,048.51	$83,949.21

49	October-07	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
50	November-07	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
51	December-07	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21

52	January-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
53	February-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
54	March-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
55	April-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
56	May-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
57	June-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Traunch 4-A	Traunch 4-B
	Bldg 2-2nd	Bldg 2-ground	TOTAL

	46,923	26,129	243,433

1	$0.00	$0.00	$70,867.39
2	$0.00	$0.00	$70,867.39
3	$0.00	$0.00	$70,867.39
4	$0.00	$0.00	$88,663.04
5	$0.00	$0.00	$88,663.04
6	$0.00	$0.00	$172,138.09
7	$0.00	$0.00	$172,138.09
8	$0.00	$0.00	$172,138.09
9	$0.00	$0.00	$172,138.09
10	$0.00	$0.00	$184,138.09
11	$0.00	$0.00	$184,138.09
12	$0.00	$0.00	$230,790.48
13	$0.00	$0.00	$264,360.25
14	$0.00	$0.00	$264,360.25
15	$0.00	$0.00	$264,360.25
16	$0.00	$0.00	$264,360.25
17	$0.00	$0.00	$264,360.25
18	$0.00	$0.00	$264,360.25
19	$0.00	$0.00	$264,360.25
20	$0.00	$0.00	$264,360.25
21	$0.00	$0.00	$264,360.25
22	$0.00	$0.00	$264,360.25
23	$0.00	$0.00	$264,360.25
24	$75,741.54	$42,176.56	$361,188.36
25	$75,741.54	$42,176.56	$396,124.35
26	$75,741.54	$42,176.56	$396,124.35
27	$75,741.54	$42,176.56	$396,124.35
28	$75,741.54	$42,176.56	$396,124.35
29	$75,741.54	$42,176.56	$396,124.35
30	$75,741.54	$42,176.56	$396,124.35
31	$75,741.54	$42,176.56	$396,124.35
32	$75,741.54	$42,176.56	$396,124.35
33	$75,741.54	$42,176.56	$396,124.35
34	$75,741.54	$42,176.56	$396,124.35
35	$75,741.54	$42,176.56	$396,124.35
36	$79,808.20	$44,441.07	$411,509.42
37	$79,808.20	$44,441.07	$416,805.37
38	$79,808.20	$44,441.07	$416,805.37
39	$79,808.20	$44,441.07	$416,805.37
40	$79,808.20	$44,441.07	$416,805.37
41	$79,808.20	$44,441.07	$416,805.37
42	$79,808.20	$44,441.07	$416,805.37
43	$79,808.20	$44,441.07	$416,805.37
44	$79,808.20	$44,441.07	$416,805.37
45	$79,808.20	$44,441.07	$416,805.37
46	$79,808.20	$44,441.07	$416,805.37
47	$79,808.20	$44,441.07	$416,805.37
48	$83,992.17	$46,770.91	$432,634.24
49	$83,992.17	$46,770.91	$436,797.43
50	$83,992.17	$46,770.91	$436,797.43
51	$83,992.17	$46,770.91	$436,797.43
52	$83,992.17	$46,770.91	$436,797.43
53	$83,992.17	$46,770.91	$436,797.43
54	$83,992.17	$46,770.91	$436,797.43
55	$83,992.17	$46,770.91	$436,797.43
56	$83,992.17	$46,770.91	$436,797.43
57	$83,992.17	$46,770.91	$436,797.43

EXHIBIT C

		Lease Name:	Traunch 1-A		Traunch 1-B		Traunch 2	Traunch 3
		Space location:	Bldg 2-4th		Playa Capital		Bldg 1	Bldg 2-3rd

		RSF:	46,690		(see below left)		57,569	46,899

58	July-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21
59	August-08	$1.790	$83,575.10	19,223	$35,461.53	$1.790	$103,048.51	$83,949.21

60	September-08	$1.790	$83,575.10	19,223	$35,461.53	$1.882	$108,325.67	$88,248.29

61	October-08	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
62	November-08	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
63	December-08	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29

64	January-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
65	February-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
66	March-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
67	April-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
68	May-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
69	June-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
70	July-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29
71	August-09	$1.882	$87,855.02	18,584	$36,738.77	$1.882	$108,325.67	$88,248.29

72	September-09	$1.882	$87,855.02	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69

73	October-09	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
74	November-09	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
75	December-09	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69

76	January-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
77	February-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
78	March-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
79	April-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
80	May-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
81	June-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
82	July-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69
83	August-10	$1.977	$92,290.57	18,584	$36,738.77	$1.977	$113,794.72	$92,703.69

84	September-10	$1.977	$92,290.57	18,584	$36,738.77	$2.075	$119,455.68	$97,315.43

85	October-10	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
86	November-10	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
87	December-10	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43

88	January-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
89	February-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
90	March-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
91	April-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
92	May-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
93	June-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
94	July-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43
95	August-11	$2.075	$96,881.75	18,584	$38,037.13	$2.075	$119,455.68	$97,315.43

96	September-11	$2.075	$96,881.75	18,584	$38,037.13	$2.177	$125,308.52	$102,083.49

97	October-11	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
98	November-11	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
99	December-11	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49

100	January-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
101	February-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
102	March-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
103	April-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
104	May-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
105	June-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
106	July-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49
107	August-12	$2.177	$101,628.57	18,584	$39,335.49	$2.177	$125,308.52	$102,083.49

108	September-12	$2.177	$101,628.57	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89

109	October-12	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
110	November-12	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
111	December-12	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89

112	January-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
113	February-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
114	March-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
115	April-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
116	May-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
117	June-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
118	July-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
119	August-13	$2.282	$106,531.02	18,584	$39,335.49	$2.282	$131,353.27	$107,007.89
120	September-13	$2.282	$106,531.02	18,584	$39,335.49	$2.392	$137,689.75	$112,169.95

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Traunch 4-A	Traunch 4-B
	Bldg 2-2nd	Bldg 2-ground	TOTAL

	46,923	26,129	243,433

58	$83,992.17	$46,770.91	$436,797.43
59	$83,992.17	$46,770.91	$436,797.43
60	$88,293.45	$49,166.07	$453,070.10
61	$88,293.45	$49,166.07	$458,627.25
62	$88,293.45	$49,166.07	$458,627.25
63	$88,293.45	$49,166.07	$458,627.25
64	$88,293.45	$49,166.07	$458,627.25
65	$88,293.45	$49,166.07	$458,627.25
66	$88,293.45	$49,166.07	$458,627.25
67	$88,293.45	$49,166.07	$458,627.25
68	$88,293.45	$49,166.07	$458,627.25
69	$88,293.45	$49,166.07	$458,627.25
70	$88,293.45	$49,166.07	$458,627.25
71	$88,293.45	$49,166.07	$458,627.25
72	$92,751.13	$51,648.32	$475,491.65
73	$92,751.13	$51,648.32	$479,927.20
74	$92,751.13	$51,648.32	$479,927.20
75	$92,751.13	$51,648.32	$479,927.20
76	$92,751.13	$51,648.32	$479,927.20
77	$92,751.13	$51,648.32	$479,927.20
78	$92,751.13	$51,648.32	$479,927.20
79	$92,751.13	$51,648.32	$479,927.20
80	$92,751.13	$51,648.32	$479,927.20
81	$92,751.13	$51,648.32	$479,927.20
82	$92,751.13	$51,648.32	$479,927.20
83	$92,751.13	$51,648.32	$479,927.20
84	$97,365.23	$54,217.68	$497,383.34
85	$97,365.23	$54,217.68	$503,272.88
86	$97,365.23	$54,217.68	$503,272.88
87	$97,365.23	$54,217.68	$503,272.88
88	$97,365.23	$54,217.68	$503,272.88
89	$97,365.23	$54,217.68	$503,272.88
90	$97,365.23	$54,217.68	$503,272.88
91	$97,365.23	$54,217.68	$503,272.88
92	$97,365.23	$54,217.68	$503,272.88
93	$97,365.23	$54,217.68	$503,272.88
94	$97,365.23	$54,217.68	$503,272.88
95	$97,365.23	$54,217.68	$503,272.88
96	$102,135.73	$56,874.12	$521,320.75
97	$102,135.73	$56,874.12	$527,365.92
98	$102,135.73	$56,874.12	$527,365.92
99	$102,135.73	$56,874.12	$527,365.92
100	$102,135.73	$56,874.12	$527,365.92
101	$102,135.73	$56,874.12	$527,365.92
102	$102,135.73	$56,874.12	$527,365.92
103	$102,135.73	$56,874.12	$527,365.92
104	$102,135.73	$56,874.12	$527,365.92
105	$102,135.73	$56,874.12	$527,365.92
106	$102,135.73	$56,874.12	$527,365.92
107	$102,135.73	$56,874.12	$527,365.92
108	$107,062.65	$59,617.67	$546,005.52
109	$107,062.65	$59,617.67	$550,907.97
110	$107,062.65	$59,617.67	$550,907.97
111	$107,062.65	$59,617.67	$550,907.97
112	$107,062.65	$59,617.67	$550,907.97
113	$107,062.65	$59,617.67	$550,907.97
114	$107,062.65	$59,617.67	$550,907.97
115	$107,062.65	$59,617.67	$550,907.97
116	$107,062.65	$59,617.67	$550,907.97
117	$107,062.65	$59,617.67	$550,907.97
118	$107,062.65	$59,617.67	$550,907.97
119	$107,062.65	$59,617.67	$550,907.97
120	$112,227.35	$62,493.62	$570,447.17

EXHIBIT C